UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Form 8-K/A
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2024
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Potbelly Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 325
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 951-0600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE
This amendment to the Current Report on Form 8-K is being filed solely to add XBRL tagging that was inadvertently omitted at the time of initial filing. No changes have been made to the registrant’s Form 8-K. This amendment does not reflect any subsequent events occurring after the original filing date of the Form 8-K or modify or update in any way disclosures made in the original filing.

Item 5.07       Submission of Matters to a Vote of Security Holders.
On May 15, 2024, Potbelly Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders, at which the Company’s stockholders voted on the (i) election of eight director nominees (Proposal 1), (ii) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024 (Proposal 2), and (iii) approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers (Proposal 3). The results of the votes are set forth below.
Proposal 1
The Company’s stockholders voted in favor of the election of the following director nominees to the Board of Directors of the Company for a term of one year or until his or her successor is duly elected or appointed and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Vann Avedisian	21,990,352	128,410	4,826,389
Joseph Boehm	17,438,111	4,680,651	4,826,389
Adrian Butler	22,059,432	59,330	4,826,389
David Head	19,838,824	2,279,938	4,826,389
David Near	21,990,797	127,965	4,826,389
Dave Pearson	22,059,197	59,565	4,826,389
Jill Sutton	21,717,599	401,163	4,826,389
Robert D. Wright	22,059,258	59,504	4,826,389

Proposal 2
The Company’s stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,561,912	377,234	6,005	4,826,389

Proposal 3
The Company’s stockholders approved, on an advisory basis, the 2023 compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,835,986	210,446	72,330	4,826,389

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
POTBELLY CORPORATION

By:         /s/ Steven Cirulis
Name:    Steven Cirulis
Title:    Senior Vice President, Chief Financial Officer and Chief Strategy Officer

Date: May 21, 2024